Forward Merger - Allocation of the purchase price (Details) - USD ($) $ in Thousands	Jan. 06, 2023	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Forward Merger
Cash		$ 16,177	$ 9,746	$ 5,128
Intangible Assets Acquired | Priveterra
Forward Merger
Cash	$ 2,001
Net working capital (excluding cash)	(16,182)
Other assets and liabilities	775
Acquired in-process research and development	324,000
Net assets acquired	310,594
Loss on consolidation of VIE	4,738
Total purchase price	$ 315,332